Exhibit 1



                New Orleans Public Service Inc.

                          $40,000,000
              General and Refunding Mortgage Bonds
                  8% Series due March 1, 2006


                     UNDERWRITING AGREEMENT


                                                   March 20, 1996




Salomon Brothers Inc
Bear, Stearns & Co. Inc.

c/o Salomon Brothers Inc
7 World Trade Center
New York, New York  10048

Ladies and Gentlemen:

           The undersigned, New Orleans Public Service Inc., a Louisiana corporation (the "Company"), proposes to issue and sell severally to you, as underwriters (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), an aggregate of $40,000,000 principal amount of the Company's General and Refunding Mortgage Bonds, 8% Series due March 1, 2006 (the "Bonds"), as follows:

           SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective principal amounts of the Bonds set forth opposite the name of such Underwriter in Schedule I attached hereto at 99.022% of the principal amount of the Bonds.


           SECTION 2. Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, with Bank of Montreal Trust Company, as Corporate Trustee (the "Corporate Trustee"), and Mark
F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Sixth Supplemental Indenture, dated as of March 1, 1996 (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage". The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.


           SECTION  3.   Representations and  Warranties  of  the
Company.   The  Company represents and warrants  to  the  several
Underwriters,   and  covenants  and  agrees  with   the   several
Underwriters, that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

           (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-57926), as amended (the "1993 Registration Statement"), for the registration of $145,000,000 aggregate principal amount of the Company's General and Refunding Mortgage Bonds (the "General and Refunding Mortgage Bonds") under the Securities Act of 1933, as amended (the "Securities Act"), and the 1993 Registration Statement has become effective. While $15,000,000 aggregate principal amount of General and Refunding Mortgage Bonds remained unsold under the 1993 Registration Statement, the Company also filed with the Commission a registration statement (File No. 333-00255)(the "1996 Registration Statement") for the registration of an additional $65,000,000 aggregate principal amount of General and Refunding Mortgage Bonds under the Securities Act, and the 1996 Registration Statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Bonds, and the Bonds are registered under the Securities Act. The combined prospectus forming a part of the 1996 Registration Statement and relating, pursuant to Rule 429 under the Securities Act, to $80,000,000 aggregate principal amount of the General and Refunding Mortgage Bonds (all of which General and Refunding Mortgage Bonds remain unsold), including the Bonds, at the time the 1996 Registration Statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any supplements to the Basic Prospectus relating solely to General and Refunding Mortgage Bonds other than the Bonds) prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds or (ii) the Company shall have filed documents pursuant to
     Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the 1996 Registration Statement became effective and prior to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds), which are deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The 1996 Registration Statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including, for these purposes, as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

           (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in
     Section 6(d), the Company will not file any amendment to the 1993 Registration Statement, the Registration Statement or any supplement to the Prospectus (except any amendment or supplement relating solely to General and Refunding Mortgage Bonds other than the Bonds), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and is incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

            (d)    The  1993  Registration  Statement   and   the
     Registration Statement, in the forms in which they (or the latest post-effective amendment thereto) became effective, and the Mortgage, at such times, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (i) the date the Registration Statement was declared effective by the Commission under the Securities Act and (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or
     (ii) is hereinafter referred to as the "Effective Date"), the 1993 Registration Statement and the Registration Statement did not, and on the date that any post-effective amendment to the 1993 Registration Statement and the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to General and Refunding Mortgage Bonds other than the Bonds), the 1993 Registration Statement and the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and, on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the 1993 Registration Statement, the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may then be amended, under the Trust Indenture Act filed as exhibits to the 1993 Registration Statement and the Registration Statement.

           (e) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.

           (f) Except as set forth or contemplated in the Prospectus, as it may be then amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others that could have a material adverse effect on the Company.


           SECTION 4. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon, if any, from the Closing Date.


          SECTION 5. Time and Place of Closing. Delivery of the Bonds and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on March 26, 1996, or at such other time on the same or such other day as shall be agreed upon by the Company and Salomon Brothers Inc, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

           The Bonds shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Bonds shall be in the form of one or more typewritten bonds in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon among the Underwriters and the Company, or at such other time and/or date as may be agreed upon among the Underwriters and the Company.


           SECTION  6.   Covenants of the Company.   The  Company
covenants and agrees with the several Underwriters that:

           (a) Not later than the Closing Date, the Company will deliver to the Underwriters a copy of the 1993 Registration Statement and the Registration Statement, each as originally filed with the Commission, and of all amendments or supplements thereto relating to the Bonds, or a conformed copy thereof, certified by an officer of the Company to be in the form filed.

           (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

           (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise Salomon Brothers Inc promptly of the issuance of any stop order under the Securities Act with respect to the 1993 Registration Statement or the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

           (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

           (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required, and will otherwise cooperate in qualifying the Bonds for offer and sale, under the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

           (g) The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the 1993 Registration Statement, the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture, (iii) legal counsel relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the 1993 Registration Statement and the Registration Statement, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Bonds and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies and (vi) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

           (h) The Company will not sell any additional General and Refunding Mortgage Bonds without the consent of the Underwriters until the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.

          (i) If not effected prior to the Closing Date, as soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to the
     Underwriters a supplemental opinion of counsel for the Company, addressed to the Underwriters, stating that all such recordings, registrations and filings have been made.


           SECTION 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

           (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

           (b) No stop order suspending the effectiveness of the 1993 Registration Statement or the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

           (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, a resolution or resolutions of the Council of the City of New Orleans, Louisiana (the "Council"), authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement, the Supplemental Indenture and the Prospectus.

           (d) At the Closing Date, the Underwriters shall have received from Laurence M. Hamric, Esq., General Attorney-- Corporate and Securities of Entergy Services, Inc., and Reid & Priest LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, with changes therein to reflect such supplementation.

           (e) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

           (f) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the
     Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, 1995 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit D hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

           (g) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

           (h) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Supplemental
     Indenture.

           (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

           (j) Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Mortgage shall have occurred.

           (k) Prior to the Closing Date, Salomon Brothers Inc shall have received from the Company evidence reasonably satisfactory to Salomon Brothers Inc that the Bonds have received ratings of Baa2 or better from Moody's Investors
     Service,  Inc.  and  BBB or better from  Standard  &  Poor's
     Ratings Group.

           (l) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Group shall have lowered its rating of any of the Company's outstanding First Mortgage Bonds or General and Refunding Mortgage Bonds in any respect.

           (m) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Bonds.

           (n) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.

           (o) The Company will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

           If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


           SECTION 8.  Conditions of Company's Obligations.   The
obligations of the Company hereunder shall be subject to the following conditions:

           (a) No stop order suspending the effectiveness of the 1993 Registration Statement or the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

           (b) There shall have been issued and, at the Closing Date, there shall be in full force and effect a resolution or resolutions of the Council authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement, the Supplemental Indenture and the Prospectus.

          In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to Salomon Brothers Inc. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.



          SECTION 9.  Indemnification.

           (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the 1993 Registration Statement or the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)), or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of the 1993 Registration Statement, the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may be then amended, under the Trust Indenture Act filed as exhibits to the 1993 Registration Statement and the Registration Statement; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or the Prospectus as supplemented or amended, furnished by any Underwriter to a person to whom any of the Bonds were sold (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto, furnished on a timely basis by the Company to the Underwriters pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any General and Refunding Mortgage Bonds other than the Bonds and any document then incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

           (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the 1993 Registration Statement or the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of the 1993 Registration Statement or the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

           (c) In case any action shall be brought, based upon the 1993 Registration Statement, the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

            (d) If the indemnification provided for under subsections (a), (b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section  9(d) were determined by pro rata allocation  or  by  any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.


           SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.


            SECTION 11. Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds that any Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Bonds that it had severally agreed to purchase  hereunder,  and, in addition, the principal  amount  of
Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or
(b)  to  procure one or more others, members of the NASD (or,  if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.


           SECTION 12. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from Salomon Brothers Inc to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority,
(ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of Salomon Brothers Inc, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of Salomon Brothers Inc, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by Salomon Brothers Inc as provided above, if, in the judgment of Salomon Brothers Inc, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of the Underwriters or to the terms of any series of General and Refunding Mortgage Bonds not included in the Bonds) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in
Section 10.


            SECTION 13. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to the Company and to Salomon Brothers Inc. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

           SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Salomon Brothers Inc at the address set forth at the beginning of this Underwriting Agreement to the attention of its General Counsel or, if to the Company, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.


                         Very truly yours,

                         New  Orleans Public Service Inc.


                         By:
                            Name:  William J. Regan, Jr.
                            Title:  Vice President and Treasurer




Accepted as of the date first above written:



Salomon Brothers Inc
Bear, Stearns & Co. Inc.


By:  Salomon Brothers Inc


By:
Name:
Title:

                           SCHEDULE I


                New Orleans Public Service Inc.
       $40,000,000 General and Refunding Mortgage Bonds
                  8% Series due March 1, 2006


Name                                              Amount

Salomon Brothers Inc                             $20,000,000
Bear, Stearns & Co. Inc.                         $20,000,000
                                                 ___________
Total                                            $40,000,000

                                                        EXHIBIT A






             [Letterhead of Entergy Services, Inc.]



                                                   March __, 1996



Salomon Brothers Inc
Bear, Stearns & Co. Inc.

c/o Salomon Brothers Inc
7 World Trade Center
New York, New York  10048


Ladies and Gentlemen:

           I, together with Reid & Priest LLP, of New York, New York, have acted as counsel for New Orleans Public Service Inc. (the "Company") in connection with the issuance and sale to you, pursuant to the Underwriting Agreement effective March __, 1996 (the "Underwriting Agreement"), between the Company and you, of $40,000,000 aggregate principal amount of its General and Refunding Mortgage Bonds ____% Series due March 1, 2006 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, with Bank of Montreal Trust Company, as Corporate Trustee (the "Corporate Trustee"), and Mark
F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Sixth Supplemental Indenture, dated as of March 1, 1996 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

            In my capacity as such counsel, I have either participated in the preparation of or have examined and am familiar with: (a) the Company's Restatement of Articles of Incorporation and Bylaws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the 1993 Registration Statement, the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the application made to and the resolution adopted by the Council relating to the issuance and sale of the Bonds by the Company. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Bonds, except a specimen thereof, and I have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

           In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of natural persons and the conformity with the originals of all documents submitted to me as copies. In making my examination of documents and instruments executed or to be executed by persons other than the Company, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

           As to questions of fact material to the opinions expressed herein, I have relied upon certificates and representations of officers of the Company (including but not limited to those contained in the Underwriting Agreement, the Supplemental Indenture and certificates delivered at the closing of the sale of the Bonds) and appropriate public officials without independent verification of such matters except as otherwise described herein.

           Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement and the Supplemental Indenture, in the preparation of the Registration Statement and the Prospectus or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

           In rendering the opinions set forth in paragraph (2) below, I have relied upon reports and/or opinions by counsel who historically acted on behalf of the Company in real estate transactions and transactions involving the Mortgage and in whom I have confidence, title reports prepared in connection with the procurement of title insurance policies on certain property of the Company, and information from officers of the Company responsible for the acquisition of real property and maintenance of records with respect thereto, which I believe to be satisfactory in form and scope and which I have no reason to believe are inaccurate in any material respect. I have not, for purposes of rendering such opinion, conducted an independent examination or investigation of official title records (or abstracts thereof) with respect to property (i) acquired by the Company prior to the date of the most recent report and/or opinions of counsel, (ii) as to which title insurance has been obtained or (iii) the aggregate purchase price of which was not material.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

                (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the State of Louisiana.

                (2) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances as defined in the Mortgage and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage as a lien thereon; and, subject to paragraph (3) hereof, the Mortgage, subject only to such minor defects and Excepted Encumbrances, constitutes a valid and direct lien upon said properties, which include substantially all of the permanent physical properties and franchises of the Company (other than those expressly excepted). All permanent physical properties and franchises (other than those expressly excepted) acquired by the Company after the date of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to such Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

               (3) [The Supplemental Indenture has been recorded in Orleans and St. Bernard Parishes in Louisiana and a Louisiana Form UCC-3 amending UCC File No. 36-72304 to include the Supplemental Indenture has been filed with the Recorder of Mortgages for the Parish of Orleans, Louisiana. No other recordings, registrations or filings of the Supplemental Indenture or any financing statements or other instruments are necessary to make the liens created by the Supplemental Indenture effective as to and enforceable against third parties.]

                               or

                 (3) [It will be necessary to record the Supplemental Indenture in Orleans and St. Bernard Parishes in Louisiana and to file with the Recorder of Mortgages for the Parish of Orleans, Louisiana, a Louisiana Form UCC-3 amending UCC File No. 36-72304 to include the Supplemental Indenture before the liens created by the Supplemental
     Indenture become effective as to and enforceable against third parties. However, all permanent physical properties and franchises of the Company (other than those expressly excepted in the Mortgage) presently owned by the Company are subject to the lien of the Mortgage, subject to minor defects and Excepted Encumbrances of the character referred to in paragraph (2) hereof.]

                (4) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in my opinion, make inadequate remedies necessary for the realization of the benefits of such security, and (ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

                (5) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

               (6) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New Bonds," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

                (7) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                (8) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which I do not pass, the 1993 Registration Statement and the Registration Statement, at the respective times of their effectiveness, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the statements of eligibility of the
     Trustees on Form T-1 and Form T-2 filed as exhibits to the 1993 Registration Statement and the Registration Statement, upon which I do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the 1993 Registration Statement and the Registration Statement have become, and on the date hereof are, effective under the Securities Act; and, to the best of my knowledge, no stop order suspending the effectiveness of the 1993 Registration Statement or the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

               (9) An appropriate resolution has been adopted by the Council authorizing the issuance and sale of the Bonds by the Company; to the best of my knowledge, said resolution is in full force and effect and is not subject to any pending appeal or request for rehearing or reconsideration; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

                (10) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Restatement of Articles of Incorporation or Bylaws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

           In connection with the preparation by the Company of the 1993 Registration Statement, the Registration Statement and
the Prospectus, I have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the 1993 Registration Statement and the Registration Statement. My examination of the 1993 Registration Statement, the Registration Statement and the Prospectus and my discussions did not disclose to me any information which gives me reason to believe that the 1993 Registration Statement or the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the 1993 Registration Statement, the Registration Statement or the Prospectus, as to the statements of eligibility on Form T-1 and Form T-2 of the Trustees filed as exhibits to the 1993 Registration Statement and the Registration Statement or as to the information contained in the Prospectus under the caption "Description of the New Bonds--Book-Entry System--G&R Bonds."

           I have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on my authority, and I believe such information to be correct. I have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and concur in the conclusions expressed therein insofar as they involve questions of Louisiana law.

           I am a member of the Louisiana Bar and do not hold myself out as an expert on the laws of any other state. As to all matters of New York law, I have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP of New York, New York.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of
Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.


                              Very truly yours,


                              ________________

                                                        EXHIBIT B




               [Letterhead of Reid & Priest LLP]



                                                   March __, 1996
Salomon Brothers Inc
Bear, Stearns & Co. Inc.

c/o Salomon Brothers Inc
7 World Trade Center
New York, New York  10048


Ladies and Gentlemen:

           We, together with Laurence M. Hamric, Esq., General Attorney--Corporate and Securities of Entergy Services, Inc., have acted as counsel for New Orleans Public Service Inc. (the "Company") in connection with the issuance and sale to you pursuant to the Underwriting Agreement, effective March __, 1996 (the "Underwriting Agreement"), between the Company and you, of $40,000,000 aggregate principal amount of its General and Refunding Mortgage Bonds, _____% Series due March 1, 2006 (the "Bonds") issued pursuant to the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, with Bank of Montreal Trust Company, as Corporate Trustee (the "Corporate Trustee"), and Mark
F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Sixth Supplemental Indenture, dated as of March 1, 1996 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the
"Mortgage"). This opinion is being rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restatement of Articles of Incorporation and Bylaws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the 1993 Registration Statement, the Registration Statement and Prospectus filed under the Securities Act; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the application made to and the resolution adopted by the Council relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

           (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

           (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            (4)    The  Underwriting  Agreement  has  been   duly
authorized, executed and delivered by the Company.

           (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the 1993 Registration Statement and the Registration Statement, at the respective times of their effectiveness, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the statements of eligibility of the Trustees on Form T-1 and Form T-2 filed as exhibits to the 1993 Registration Statement and the Registration Statement, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the 1993 Registration Statement and the Registration Statement have become, and on the date hereof are, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the 1993 Registration Statement and the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under
Section 8(d) of the Securities Act.

           (6) An appropriate resolution has been adopted by the Council authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, said resolution is in full force and effect; no further approval, authorization, consent or order of any governmental body (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

           In passing upon the forms of the 1993 Registration Statement, the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the 1993 Registration Statement, the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the 1993 Registration Statement, the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the 1993 Registration Statement and the Registration Statement. Our examination of the 1993 Registration Statement, the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the 1993 Registration Statement or the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the 1993 Registration Statement, the Registration Statement or the Prospectus, as to the statements of eligibility on Form T-1 and Form T-2 of the Trustees filed as exhibits to the 1993 Registration Statement and the Registration Statement or as to the information contained in the Prospectus under the caption "Description of the New Bonds--Book-Entry System--G&R Bonds."

           We have examined the portions of the information contained in the 1993 Registration Statement and the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Louisiana law, we have relied upon the opinion of even date herewith addressed to you by Laurence M. Hamric, Esq., General Attorney--Corporate and Securities of Entergy Services, Inc., counsel for the Company. We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Laurence M. Hamric, Esq., General Attorney-- Corporate and Securities of Entergy Services, Inc. may rely on this opinion as to all matters of New York law in rendering his opinion required to be delivered under the Underwriting Agreement.


                                   Very truly yours,



                                   REID & PRIEST LLP

                                                        EXHIBIT C



      [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                   March __, 1996


Salomon Brothers Inc
Bear, Stearns & Co. Inc.

c/o Salomon Brothers Inc
7 World Trade Center
New York, New York  10048

Ladies and Gentlemen:

           We have acted as counsel for you as the several underwriters of $40,000,000 in aggregate principal amount of General and Refunding Mortgage Bonds, ____% Series due March 1, 2006 (the "Bonds"), issued by New Orleans Public Service Inc. (the "Company") under the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, with Bank of Montreal Trust Company, as Corporate Trustee (the "Corporate Trustee"), and Mark F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the
"Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Sixth Supplemental Indenture, dated as of March 1, 1996 (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the Underwriting Agreement between you and the Company effective March , 1996 (the "Underwriting Agreement").

          We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Laurence M.
Hamric, Esq., General Attorney--Corporate and Securities of Entergy Services, Inc., counsel for the Company, as to the matters covered in such opinion relating to Louisiana law. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

           We have also examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the 1993 Registration Statement and the Registration Statement hereinafter mentioned. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company, titles to property, franchises or the lien of the Mortgage. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

           (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security purported to be afforded by the Mortgage.

           (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            (4)    The  Underwriting  Agreement  has  been   duly
authorized, executed and delivered by the Company.

           (5) An appropriate resolution has been adopted by the Council authorizing the issuance and sale of the Bonds by the Company and to the best of our knowledge, such resolution is in full force and effect; and no further approval, authorization, consent or order of any governmental body (other than under the Securities Act, which has been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the 1993 Registration Statement and the Registration Statement, at the respective times of their effectiveness, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the statements of eligibility of the Trustees on Form T-1 and Form T-2 filed as exhibits to the 1993 Registration Statement and the Registration Statement, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the 1993 Registration Statement and the Registration Statement and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the 1993 Registration Statement and the Registration Statement have become, and on the date hereof are, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the 1993 Registration Statement and the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under
Section 8(d) of the Securities Act.

           In passing upon the forms of the 1993 Registration Statement and the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the 1993 Registration Statement and the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the 1993 Registration Statement, the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services Inc., with counsel for the Company and with your representatives. Our review of the 1993 Registration Statement, the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the 1993 Registration Statement and the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the 1993 Registration Statement and the Registration Statement or the Prospectus, as to the statements of eligibility on Form T-1 and Form T-2 of the Trustees filed as exhibits to the 1993 Registration Statement and the Registration Statement or as to the information contained in the Prospectus under the caption "Description of the New Bonds-- Book-Entry System--G&R Bonds."

            This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT D




            ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
   PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
         FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
                       REFERRED TO THEREIN


Caption                       Page             Items

Annual Report on Form 10-
K for the year ended
December 31, 1995

"INDUSTRY SEGMENTS -           34       The percentages of gas operating
Narrative Description of                revenues (by source) for the
NOPSI Industry Segments-                twelve month period ended
-Natural Gas Service"                   December 31, 1995.

"MANAGEMENT'S FINANCIAL        47       The amounts of first mortgage
DISCUSSION AND ANALYSIS,                bonds and preferred stock
LIQUIDITY AND CAPITAL                   issuable by the Company at
RESOURCES"                              December 31, 1995 based upon the
                                        Company's most restrictive
                                        applicable tests and the assumed
                                        annual interest and dividend
                                        rates stated therein.

"SELECTED FINANCIAL DATA       115      The amounts of electric operating
- FIVE YEAR COMPARISON"                 revenues (by source) for the
                                        twelve month periods ended
                                        December 31, 1995 and 1994.